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                                                                  EXHIBIT 10.21

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                             CONSENT AND AGREEMENT
          (Cogeneration Facility Operation and Maintenance Agreement)

                         Dated as of December 6, 1999

                                      by

                     GENERAL ELECTRIC INTERNATIONAL, INC.



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                             CONSENT AND AGREEMENT
                     (Operation and Maintenance Agreement)


       1. General Electric International, Inc., a Delaware corporation (the "Undersigned") hereby acknowledges that pursuant to the Security Agreement dated as of December 6, 1999 ("Security Agreement"), between Project Orange Associates, L.P., a Delaware limited partnership ("Borrower"), and U.S. Bank Trust, National Association ("Agent"), as collateral agent for the benefit of the Secured Parties, and that Indenture dated as of December 6, 1999 (the "Financing Agreement"), between Borrower and U.S. Bank Trust National Association, as Trustee (the "Trustee") on behalf of and for the benefit of the holders of the Borrower's 10.5% Senior Secured Notes due 2007 (the "Holders" and, together with the Trustee, the "Secured Parties"), Borrower has assigned its interest under that certain Cogeneration Facility Operation and Maintenance Agreement, dated as of November 1, 1998 (the "Contract"), between the Undersigned, as successor to GE Energy Plant Operations, Inc. ("GEEPO"), and Borrower, to the Agent for the benefit of the Secured Parties. The Undersigned consents to such assignment and agrees with the Agent as follows:

            (a) Unless otherwise defined, all terms used herein which are defined in the Contract shall have their respective meanings as defined therein.
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            (b)  From the time of receipt of notice by Agent to the Undersigned to the effect that the Agent and not the Borrower will be entitled to exercise such rights, and until the receipt of further notice, if any, from the Agent indicating that the Borrower may again exercise such rights, the Undersigned agrees that the Agent shall be entitled to exercise all rights and to cure any defaults of the Borrower under the Contract. Upon receipt of notice from the Agent, the Undersigned agrees to accept such exercise and cure by the Agent and to render all performance due by it under the Contract and this Consent and Agreement to the Agent. The Undersigned agrees to make all payments (if any) to be made by it under the Contract directly to Agent upon receipt of Agent's written instructions.

            (c) The Undersigned will not, without the prior written consent of the Agent (such consent not to be unreasonably withheld), (i) cancel or terminate the Contract except as provided in the Contract and in accordance with paragraph l(d) hereof, or consent to or accept any cancellation or termination thereof by the Borrower, (ii) sell, assign or otherwise dispose (by operation of law or otherwise) of any part of its interest in the Contract, or (iii) amend or modify the Contract in any material respect. The Undersigned will deliver duplicates or copies of all notices delivered under or pursuant to the Contract to the Agent promptly upon receipt thereof and will advise the Agent of any material amendments to the Contract.

            (d) The Undersigned will not terminate the Contract on account of any default or breach of Borrower thereunder without written notice to the Agent and first providing to the Agent (i) forty-five (45) days from the date on which notice of default or breach is delivered to Agent to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under the Contract or (ii) a reasonable time as is necessary to cure such default if the breach or default cannot be cured by the payment of money to the Undersigned so long as they have commenced to cure the default within a ninety (90) day period from the date on which notice of default or breach is delivered to Agent and thereafter diligently pursue such cure to completion and continue to perform any monetary obligations under the Contract and all other obligations under the Contract are performed by the Borrower or the Agent. If possession of the Project is necessary to cure such breach or default, and the Agent declares Borrower in default and commences foreclosure proceedings, the Agent will be allowed a reasonable period to complete such proceedings. If the Agent is prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition. The Undersigned consents to the transfer of Borrower's interest under the Contract to the Agent, for the benefit of the Secured Parties, or a purchaser or grantee at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by Borrower in lieu of foreclosure and agrees that upon such foreclosure, sale or

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     conveyance, the Undersigned shall recognize the Agent or any other purchaser or grantee as the applicable party under the Contract.

            (e) In the event that the Contract is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Agent as provided in paragraph 1(d) above, and if, within 45 days after such termination, the Agent or its successors or assigns shall so request, the Undersigned will execute and deliver to the Agent a new contract ("New Contract"), which New Contract shall be on the same terms and conditions as the original Contract for the remaining term of the Contract before giving effect to such termination.

            (f) In the event Agent elects to perform Borrower's obligations under the Contract or to enter into a New Contract as provided in subparagraph (d) or (e) respectively above, the Agent and the Secured Parties shall not have personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking the enforcement of such obligations shall be to such parties' interest in the Project. In the event Agent succeeds to the Borrower's interest under the Contract, or performs any of Borrower's obligations under the Contract, Agent shall cure any defaults for failure to pay amounts owed under the Contract, but shall not otherwise be required to perform (or be subject to any defenses or offsets by reason of) any of the Borrower's other obligations under the Contract that were unperformed at such time. Agent shall have the right to assign all or part of its interest in the Contract or a New Contract entered into pursuant to subparagraph (e) to a person or entity to whom the Project is transferred, provided such transferee assumes the obligations of the Borrower (or the Agent) under the Contract and has a financial capability at least equivalent to that of Borrower on the date hereof. Upon such assignment, the Agent (including its agents, employees and contractors) shall be released from any further liability thereunder to the extent of the interest assigned.

            (g) The Undersigned hereby acknowledges and agrees that Borrower has satisfied any and all of its obligations under the Contract due as of the date hereof. The Undersigned hereby waives any rights to terminate the Contract, any right to an equitable adjustment in the Operating Fee, Fired-Hour Fee, Per-Hour Fee, or Spare Parts Fee (each as defined in the Contract) or any other fee under the Contract, and any rights to reduce, extend the time for or suspend its performance under the Contract or hereunder, for any failure of Borrower to meet any obligations under such contract due as of the date hereof to the extent that Undersigned knows or reasonably should know of such failure as of said date.

            (h) The Undersigned hereby acknowledges that it has authorized and directed one or more of its Attesting Secretaries to issue a certificate of the Undersigned to Agent

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     with respect to the signature authority of the individual who signs this
     Consent and Agreement on behalf of the Undersigned, and agrees that Agent and the Secured Parties may rely on such certificate.

       2. The Undersigned hereby represents and warrants that (a) the Undersigned is the successor to all of GEEPO's right, title and interest in and to the Contract and has assumed all of GEEPO's obligations under the Contract;
(b) the execution, delivery and performance by the Undersigned of the Contract and this Consent and Agreement have been duly authorized by all necessary corporate action, and do not require any further consents or approvals to the date of this Consent and Agreement which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on the Undersigned; (c) this Consent and Agreement and the Contract are legal, valid and binding obligations of the Undersigned enforceable against the Undersigned in accordance with their terms, subject to bankruptcy laws, principles of equity, and other laws affecting creditor rights generally; (d) all government approvals necessary for the execution, delivery and performance by the Undersigned of its obligations under the Contract to the date of this Consent and Agreement have been obtained and are in full force and effect; (e) as of the date hereof, the Contract is in full force and effect, has not been amended, supplemented or modified and the Undersigned has no reason to expect that any necessary governmental approvals required in the future may not be obtained without undue delay or expense; (f) to the best of the Undersigned's knowledge, Borrower has fulfilled all of its obligations under the Contract; and there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) under the Contract; and (g) the Undersigned has authorized and directed one or more of its Attesting Secretaries to render a certificate of the Undersigned of even date herewith to the Agent.

       3. All Notices required or permitted hereunder shall be in writing and shall be effective (i) upon receipt if hand delivered, (ii) when the appropriate answer back is received if sent by telex and (iii) if otherwise delivered, upon the earlier of receipt or two (2) Business Days after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

     If to the Undersigned:

          General Electric International, Inc.
          4200 Wildwood Parkway
          Atlanta, GA 30339
          Attn: General Manager of Operations, GE Contractual Services
          FAX: (770) 859-7767

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     If to Agent:

          U.S. Bank Trust National Association
          100 Wall Street, Suite 1600
          New York, New York  10005
          Attn: Corporate Trust Administration
          FAX:  (212) 809-5459

     For purposes of this Consent and Agreement, the term "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to remain closed.

       4. This Consent and Agreement shall be binding upon and benefit the successors and permitted assigns of the Undersigned, the Borrower, the Agent, and their respective successors, permitted transferees and permitted assigns.
No termination, amendment, variation or waiver of any provisions of this Consent and Agreement shall be effective unless in writing and signed by the Undersigned, the Agent and the Borrower. This Consent and Agreement shall be governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the Undersigned by its officer thereunto duly authorized, has duly executed this Consent and Agreement as of the date set forth below.

Dated: December 6, 1999

                                         GENERAL ELECTRIC INTERNATIONAL INC.,
                                           a Delaware corporation


                                           By:/s/ Kevin C. Walsh
                                              _________________________________
                                           Name: Kevin C. Walsh
                                           Title: GM-Operations
Accepted:

U.S. BANK TRUST NATIONAL ASSOCIATION,
 for itself and as Agent for the benefit of the Secured Parties


By: /s/ Ward A. Spooner
   _______________________________
  Name:
  Title:


By: /s/ John Bowman
   _______________________________
  Name:
  Title:


PROJECT ORANGE ASSOCIATES, L.P.,
 a Delaware limited partnership

By: G.A.S. ORANGE ASSOCIATES, LLC
    a Delaware limited liability company


By: /s/ Adam Victor
   ______________________________
Name: Adam Victor
Title: President

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